SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)September 23, 2008

PHARMOS CORPORATION

(Exact name of Registrant as Specified in its Charter)

Nevada	0-11550	36-3207413
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

99 Wood Avenue South, Suite 311, Iselin, NJ		08830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Pharmos Corporation received a Nasdaq Staff Determination on September 23, 2008 indicating that Pharmos fails to comply with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4310(c)(4), and that the Staff has therefore determined to delist Pharmos’ securities from The Nasdaq Capital Market. Pharmos has requested a hearing before a Nasdaq Listing Qualifications Panel to appeal the Staff Determination. There can be no assurance the Panel will grant Pharmos’ request for continued listing. A related Pharmos Corporation press release is attached hereto as Exhibt 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1	Pharmos Corporation press release dated September 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of September, 2008.

PHARMOS CORPORATION

By:	/s/ S. Colin Neill
Name:	S. Colin Neill
Title:	President and Chief Financial Officer